UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2023

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39907	85-2097088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 E 84th Ave., Suite A-10
Thornton, Colorado		80229
(Address of principal executive offices)		(Zip Code)
(617) 300-0956
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 19, 2023, Sonder Holdings Inc. (the “Company”) filed a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-20 reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s common stock (including special voting common stock), par value $0.0001 per share, effective as of 4:01 p.m., Eastern Time, on September 20, 2023 (the “Effective Time”). The Company’s common stock is expected to begin trading on a reverse-split-adjusted basis on the Nasdaq Global Select Market (“Nasdaq”) as of the open of trading on September 21, 2023 under the existing ticker symbol “SOND.” The CUSIP number for the Company's common stock will change to 83542D 300 following the Reverse Stock Split. The CUSIP number for the Company’s publicly traded warrants will not change.

The Company’s stockholders approved the Reverse Stock Split and granted the Company’s board of directors (the “Board”) the authority to determine the final split ratio and when to proceed with a reverse stock split at a Special Meeting of Stockholders held on September 15, 2023. Additional information about the stockholder vote is provided under Item 5.07 of this report, below. Following the stockholder meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-20.

As of the Effective Time, every 20 shares of the Company’s issued and outstanding common stock and every 20 shares of its issued and outstanding special voting common stock will be combined into one issued and outstanding share of common stock or one issued and outstanding share of special voting common stock, respectively. The total number of authorized shares of common stock will be reduced from 400,000,000 to 20,000,000, and the total number of authorized shares of special voting common stock will be reduced from 40,000,000 to 2,000,000. The number of authorized shares of preferred stock will remain unchanged at 250,000,000 shares, and the par value of the Company’s common stock (including special voting common stock) will remain unchanged at $0.0001 per share. Any fractional shares of common stock that would otherwise be issuable as a result of the Reverse Stock Split will be paid out in cash, with reference to the closing trading price of the Company’s common stock on the trading day immediately preceding the Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest.

As of the Effective Time, proportional adjustments to reflect the Reverse Stock Split will also be made to the number of shares of common stock issuable upon the exercise of the Company’s outstanding warrants and stock options and the number of shares issuable pursuant to outstanding restricted stock units, and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive and employee stock purchase plans. The exercise prices and stock price targets of outstanding stock options, warrants, and equity awards will also be proportionately adjusted, as applicable. Accordingly, with respect to the Company’s publicly traded warrants trading under the symbol “SONDW,” every 20 warrants outstanding immediately prior to the Reverse Stock Split will be exercisable for one share of common stock at an exercise price of $230.00 per share, which is 20 times $11.50, the current exercise price per share. Proportional adjustments will also be made to the number of shares issuable pursuant to the Earn Out provided for in the Company’s Agreement and Plan of Merger dated April 29, 2021, as amended, and its Triggering Event share prices.

The outstanding exchangeable preferred shares of the Company’s subsidiary, Sonder Canada Inc., will also be consolidated on a 1-for-20 basis to reflect the Reverse Stock Split. Any fractional interests in the exchangeable preferred shares will be paid out in cash, applying the same per-share price applicable to the Company’s common stock, and fractional interests in the related shares of special voting common stock will be paid out in cash with reference to their automatic redemption price as stated in the Company’s certificate of incorporation.

The Company’s transfer agent, Computershare Trust Company, N.A., will serve as the exchange agent for the Reverse Stock Split. Registered stockholders holding pre-reverse-split shares of the Company’s common stock electronically in book-entry form are not required to take any action to receive post-reverse-split shares. Those stockholders who hold their shares in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to each brokers’ particular processes, and will not be required to take any action in connection with the Reverse Stock Split.

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

On September 15, 2023, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 124,555,138 (or 56.55%) of the Company’s issued and outstanding shares of common stock, including special voting common stock, held of record as of August 1, 2023, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business at the Special Meeting.

The Company’s stockholders voted on the following proposal at the Special Meeting, which is described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on August 2, 2023. The final vote tabulation for the proposal is set forth below.

1.The authorization and approval of proposed amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.

This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
124,132,918	401,670	20,550	N/A

Item 7.01    Regulation FD Disclosure

On September 19, 2023, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent such other filing specifically incorporates such information by reference.

Item 8.01    Other Events

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

The Company has a registration statement on Form S-3 (File No. 333-262438) and registration statements on Form S-8 (File Nos. 333-263914, 333-270705 and 333-274200) on file with the SEC. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Sonder Holdings Inc.
99.1	Press release dated September 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonder Holdings Inc.

Date: September 19, 2023	By:	/s/ Dominique Bourgault
	Name:	Dominique Bourgault
	Title:	Chief Financial Officer